UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2026

Starz Entertainment Corp.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	1-14880	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
250 Howe Street, 20th Floor
Vancouver, British Columbia V6C 3R8
1647 Stewart Street
Santa Monica, California 90404
(Address of principal executive offices) (Zip Code)
(604) 648-6559
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Shares, no par value per share	STRZ	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 15, 2026, Starz Entertainment Corp, a corporation organized under the laws of the province of British Columbia, Canada (hereinafter the “Company”), held its Annual General and Special Meeting of Shareholders (the “Annual Meeting”) to consider and vote upon the election of each of the nominated directors to the Company’s Board of Directors (the “Board”), the reappointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, an advisory vote on the frequency of future say‑on‑pay votes, and an advisory vote to approve executive compensation. The proposals are described in detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 2, 2026.

At the Annual Meeting, 91.71% of the Company’s Common Shares (the “Common Shares”) entitled to vote at the Annual Meeting were represented in person or by proxy. Based on the results of the vote, shareholders voted to elect all the Company’s director nominees, approved the re-appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026, voted for one year as the advisory vote on the frequency of future say‑on‑pay votes, and approved the advisory vote on executive compensation.

The number of votes cast for or withheld from the election of each director, the number of votes cast for, withheld from or abstaining with respect to the reappointment of Ernst & Young LLP, the number of votes cast for each of the alternatives for the frequency of future say-on-pay votes or abstaining, and the number of votes cast for, against or abstaining from the advisory vote to approve executive compensation are set forth below. The voting results disclosed below are final and have been certified by Computershare, the appointed scrutineer.

Election of Directors	Number of Shares Voted For	Number of Shares Withheld	Broker Non-Votes	Percentage of Shares Voted “For” of Shares Voted
Ramin Arani	13,735,377	262,360	1,231,555	98.13%
Michael Burns	12,441,481	1,556,256	1,231,555	88.88%
Mignon L. Clyburn	12,462,214	1,535,523	1,231,555	89.03%
Emily Fine	9,674,086	4,323,651	1,231,555	69.11%
Lisa Gersh	9,323,555	4,674,181	1,231,556	66.61%
Jeffrey A. Hirsch	12,461,464	1,536,273	1,231,555	89.02%
Bruce Mann	10,469,414	3,528,323	1,231,555	74.79%
Mark H. Rachesky, M.D.	11,575,608	2,422,129	1,231,555	82.70%
Joshua W. Sapan	10,468,837	3,528,900	1,231,555	74.79%
Hardwick Simmons	12,459,267	1,538,470	1,231,555	89.01%
Ed Wilson	12,476,676	1,521,061	1,231,555	89.13%

	Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Percentage of Shares Voted “For” of Shares Voted
Re-Appointment of Ernst & Young LLP	15,087,927	69	141,296	99.07%

	Number of Shares Voted For 1 Year	Number of Shares Voted For 2 Years	Number of Shares Voted For 3 Years	Number of Shares Abstained	Broker Non-Votes	Percentage of Shares Voted “For 1 Year” of Shares Voted
Advisory Vote on the Frequency of the Advisory Vote on Compensation	13,784,058	5,224	178,360	30,095	1,231,555	98.47%

	Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Withheld/ Abstained	Broker Non-Votes	Percentage of Shares Voted “For” of Shares Voted
Advisory Vote to Approve Executive Compensation	11,568,084	2,400,881	28,771	1,231,556	82.64%

In accordance with the recommendation of the Company’s board of directors and based on the results of the advisory vote reported above, the Company has determined that it will hold future advisory votes on the compensation of the Company’s named executive officers on an annual basis until the next required advisory vote on the frequency of stockholder advisory vote on the compensation of the Company’s named executive officers.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Starz Entertainment Corp.

Date:	April 15, 2026	By:	/s/ Scott Macdonald
Scott Macdonald
Chief Financial Officer